--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                                    May 31, 2000
Dear Shareholder:

     The Federal Reserve continued to aggressively tighten in an attempt to achieve its objective of a soft-landing for the explosive U.S. economy. As a result, the Federal Reserve tightened short-term rates by 0.75% during the period and raised rates by another 0.50% at the May FOMC meeting to 6.50%. In the first four months of the new millennium we have been witness to unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply as expectations of continued Fed tightening in the wake of an insatiable U.S. economy, while anticipation of a significant buyback at the long end of the maturity spectrum led to lower yields on long Treasuries. The yield curve inversion along with the premium placed on the dwindling outstanding Treasuries caused a dramatic underperformance of spread sectors relative to the performance of the Treasury sectors, especially in the 10- to 30-year part of the curve.

     At this juncture, the general implication for spread product is negative, but the potential for spread widening is more limited. Most of the negatives for high quality spread product in terms of relative supply differentials between Treasuries and non-Treasuries as well as equity market volatility have been priced into the market. Given current market conditions, we maintain a significant overweight in high quality spread product. Treasuries are fully valued even considering the strong technicals in the market. While near-term volatility is virtually guaranteed by an active Federal Reserve, a successful soft landing of the economy would ultimately result in a healthier U.S. economy.

     This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.



Sincerely,


/s/ LAURENCE D. FINK               /s/ RALPH L. SCHLOSSTEIN
--------------------               ------------------------
Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                                    May 31, 2000

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock High Yield Trust ("the Trust") for the period ending April 30, 2000.
We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHY". The Trust's primary investment objective is to provide high current income, and its secondary objective is capital appreciation. The Trust seeks to achieve this objective by investing at least 80% of the portfolio in high yield or "junk bonds" (rated "BB" or below by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's stock price and NAV over the period.


                            ----------------------------------------------------
                              4/30/00   10/31/99    CHANGE       HIGH      LOW
--------------------------------------------------------------------------------
 STOCK PRICE                  $12.25     $12.50     (2.00%)     $13.50    $11.25
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)        $12.47     $13.58     (8.17%)     $13.81    $12.45
--------------------------------------------------------------------------------
 10-YEAR U.S. TREASURY NOTE    6.22%      6.02%      3.32%       6.79%     5.77%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserves increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security rose from 6.02% on October 31, 1999 to 6.22% on April 30, 2000.

     During the period high yield spreads widened as compared to Treasuries and the broader market. The combination of cash exiting high yield open-end mutual funds ($-3.1 billion versus $+3.0 billion a year ago), interest rate concerns and rising volatility in the U.S. equity markets, caused high yield performance to suffer. Investors, in response to the less than ideal environment, continued their aversion to risk, and favored higher quality issues. The BB segment outperformed B and CCC tiers. In addition, in the first quarter of 2000 Moody's default rate was 5.64% versus 3.97% for the same period in 1999. Investors narrowed their focus and favored very few high yield industries. Energy, information technology and the utility sector outperformed, while service, healthcare and food/tobacco under performed. New issue volume fell to $16.8 billion in the first quarter versus $28.3 billion in the first quarter of 1999. At this pace the high yield market would have its lowest level of new issuance since 1996. For the first quarter of the year, high yield bonds as measured by the LEHMAN BROTHERS HIGH YIELD INDEX returned 0.08%, versus a return of 1.42% for the LEHMAN BROTHERS AGGREGATE INDEX.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust has focused on non-cyclical companies that offer stable cash flow. In particular, the Trust has focused on telecom, and cable issues that have benefited from strong investor demand. Particular emphasis has been placed on these sectors as improving fundamentals and the potential for consolidation continues to be a major contributor to their performance. The Trust increased positions in the Oil & Gas and Non-ferrous Metals and Minerals industries. The Trust reduced positions in the Clothing and Textiles, Steel, Electronics, and Utilities industries. The Trust continued to focus on strong credits, as CCC rated securities have under performed with the markets lack of appetite for additional credit risk. The following charts show the Trust's current asset composition and credit quality allocations:

     The following charts show the Trust's current and October 31, 1999 credit quality allocation:



-----------------------------------------------------------------
 STANDARD & POOR'S/MOODY'S
        CREDIT RATING        APRIL 30, 2000   OCTOBER 31, 1999
-----------------------------------------------------------------
  BB/Ba                            25%               11%
-----------------------------------------------------------------
  B/B                              60%               64%
-----------------------------------------------------------------
  CCC/Caa                           9%                7%
-----------------------------------------------------------------
  Not Rated                         6%               18%
-----------------------------------------------------------------


     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock High Yield Trust. Please feel free to call our marketing center at (800) 227-7BFM
(7236) if you have any specific questions which were not addressed in this report.



Sincerely,

/s/ Robert S. Kapito                  /s/ Dennis Schaney
--------------------                  ------------------
Robert S. Kapito                      Dennis Schaney
Vice Chairman and Portfolio Manager   Managing Director and Portfolio Manager
BlackRock Advisors, Inc.              BlackRock Advisors, Inc.


-------------------------------------------------------------------------------
                       THE BLACKROCK HIGH YIELD TRUST
-------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                           BHY
-------------------------------------------------------------------------------
  Initial Offering Date:                                December 12, 1998
-------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/00:                       $ 12.25
-------------------------------------------------------------------------------
  Net Asset Value as of 4/30/00:                           $ 12.47
-------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/00 ($12.25)1:      13.16%
-------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                 $  0.134375
-------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:              $  1.612500
-------------------------------------------------------------------------------

1 Yield on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
             PRINCIPAL
               AMOUNT                                                    VALUE
  RATING*      (000)                      DESCRIPTION                  (NOTE 1)
--------------------------------------------------------------------------------
                           LONG-TERM INVESTMENTS-143.5%
                           CORPORATE BONDS-138.0%
                           AERO & DEFENSE-1.6%
  B-            $1,000     Condor Systems, Inc.**,
                             Sr. Sub. Note,
                             11.88%, 5/1/09 .......................   $  485,000
  B              1,000     Worldwide Flight Services Inc.**,
                             Sr. Note,
                             12.25%, 8/15/07 ......................      800,000
                                                                      ----------
                                                                       1,285,000
                                                                      ----------
                           AIR TRANSPORT-3.4%
                           Amtran, Inc., Sr. Notes,
  B+             2,000       9.63%, 12/15/05 ......................    1,780,000
  B+             1,000       10.50%, 8/1/04 .......................      890,000
                                                                      ----------
                                                                       2,670,000
                                                                      ----------
                           AUTOMOTIVE-6.9%
  B              2,000     Group 1 Automotive, Inc.,
                             Sr. Sub. Note,
                             10.88%, 3/1/09 .......................    1,760,000
  B              4,000     Sonic Automotive, Inc.,
                             Sr. Sub. Note,
                             11.00%, 8/1/08 .......................    3,640,000
                                                                      ----------
                                                                       5,400,000
                                                                      ----------
                           BEVERAGE & TOBACCO-2.4%
  B-             2,000     Triarc Consumer Products Group LLC,
                             Sr. Sub. Note,
                             10.25%, 2/15/09 ......................    1,880,000
                                                                      ----------
                           BUILDING & DEVELOPMENT-9.3%
  Ba1            3,000     D.R. Horton, Inc., Sr. Note,
                             8.38%, 6/15/04 .......................    2,767,500
  BB+            1,800     Toll Corp., Sr. Sub. Note,
                             8.00%, 5/1/09 ........................    1,548,000
  BB-            3,000     United States Home Corp., Sr. Sub.
                             Note, 8.88%, 2/15/09 .................    3,030,000
                                                                      ----------
                                                                       7,345,500
                                                                      ----------
                           CABLE TV-12.7%
  B+             1,500     Adelphia Communications Corp.,
                             Sr. Note, 9.25%, 10/1/02 .............    1,485,000
                           Echostar DBS Corp., Sr. Note,
  B                400       9.25%, 2/1/06 ........................      386,000
  B              1,000       9.38%, 2/1/09 ........................      967,500
  B+             2,000     James Cable Partners LP,
                             Sr. Note, Ser. B,
                             10.75%, 8/15/04 ......................    1,970,000
  NR             3,000     Knology Holdings, Inc., Sr. Note,
                             (11.875% commencing 10/15/02),
                             Zero Coupon, 10/15/07 ................    1,860,000
  B              3,000     United Pan-Europe **, Sr. Notes,
                             11.25%, 2/1/10 .......................    2,790,000
  B+               500     Worldwide Fiber Inc., Sr. Note,
                             12.50%, 12/15/05 .....................      500,000
                                                                      ----------
                                                                       9,958,500
                                                                      ----------
                           CHEMICAL-1.3%
  B+            $1,000     Lyondell Chemical Co., Sr. Sec. Note,
                             10.88%, 5/1/09 .......................   $  982,500
                                                                      ----------
                           CLOTHING & TEXTILES-4.1%
  NR             3,500     Kasper ASL Ltd., Sr. Note,
                             12.75%, 3/31/04 ......................    2,275,000
  B-             1,000     St. John Knits International Inc.**,
                             Sr. Sub. Note,
                             12.50%, 7/1/09 .......................      935,000
                                                                      ----------
                                                                       3,210,000
                                                                      ----------
                           CONGLOMERATES-0.6%
  B-             1,000     Px Escrow Corp.,
                             Sr. Sub. Note,
                             (9.625% commencing 2/1/02)
                             Zero Coupon, 2/1/06 ..................      510,000
                                                                      ----------
                           COSMETICS & TOILETRIES-2.0%
  CCC            3,250     Revlon Consumer Products Corp.,
                             Sr. Sub Note,
                             8.63%, 2/1/08 ........................    1,608,750
                                                                      ----------
                           ELECTRONICS-2.8%
  B-             2,000     Knowles Electronics Inc.**,
                             Sr. Sub Note,
                             13.13%, 10/15/09 .....................    1,780,000
  B-               500     PSINet Inc., Sr. Note,
                             10.50%, 12/1/06 ......................      445,000
                                                                      ----------
                                                                       2,225,000
                                                                      ----------
                           FARMING & AGRICULTURE-2.0%
  B              1,500     Ainsworth Lumber Co. Ltd.,
                             Sr. Sec. Note,
                             12.50%, 7/15/07 ......................    1,567,500
                                                                      ----------
                           FINANCIAL INTERMEDIARIES-14.4%
  Ba3            2,500     First Dominion Funding II**,
                             Series 1-A, Class D-1,
                             11.61%, 4/25/14 ......................    2,250,000
  CCC+           2,000     Madison River Capital Corp.**,
                             13.25%, 3/1/10 .......................    1,860,000
  Ba3            1,500     Orion Power Holdings, Inc.**, Sr.
                             Note, 12.00%, 5/1/10 .................    1,503,750
  B-             1,500     Penhall International Corp., Sr. Note,
                             12.00%, 8/1/06 .......................    1,485,000
  Ba3            3,000     Willis Corroon Group, Sr. Note,
                             9.00%, 2/1/09 ........................    2,265,000
  Baa3           2,000     Zais Investment Grade Ltd.**,
                             Note, Class C, 9.95%, 9/23/14 ........    1,966,400
                                                                      ----------
                                                                      11,330,150
                                                                      ----------
                           FOOD PRODUCTS-0.0%
  C              1,200++   Nebco Evans Holding Co.,
                             Sr. Sub. Note,
                             (12.375% commencing 7/15/02),
                             Zero Coupon, 7/15/07 .................            1
                                                                      ----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
              AMOUNT                                                    VALUE
  RATING*     (000)                      DESCRIPTION                  (NOTE 1)
--------------------------------------------------------------------------------
                          FOOD SERVICE-1.4%
  Caa1         $  500++   Ameriserve Food Distribution Inc.**,
                            Sr. Sub. Note, 12.00%, 9/15/06 .......   $    90,000
  BB-           1,000     Sbarro Inc.**, Sr. Note,
                            11.00%, 9/15/09 ......................     1,000,000
                                                                     -----------
                                                                       1,090,000
                                                                     -----------
                          FOREST PRODUCTS-2.9%
  B             1,140     Doman Industries Ltd., Sr. Note,
                            8.75%, 3/15/04 .......................     1,003,200
  CCC+          1,360     Repap New Brunswick, Inc., 2nd,
                            Priority Sr. Sec. Note,
                            10.63%, 4/15/05 ......................     1,251,200
                                                                     -----------
                                                                       2,254,400
                                                                     -----------
                          HEALTH CARE-5.9%
  B-            2,000     Concentra Operating Corp.,
                            Sr. Sub. Note, Ser. A,
                            13.00%, 8/15/09 ......................     1,500,000
  CCC+          2,035     Fountain View, Inc., Sr. Sub. Note,
                            11.25%, 4/15/08 ......................     1,119,250
  BB-           2,000     Polaroid Corp., Note,
                            11.50%, 2/15/06 ......................     2,045,000
                                                                     -----------
                                                                       4,664,250
                                                                     -----------
                          HOME FURNISHING-1.2%
  B             1,000     Mattress Discounters Corp.**, Note,
                            12.63%, 7/15/07 ......................       910,000
                                                                     -----------
                          HOTELS & CASINO-3.5%
  B             2,000     Meristar Hospitality Corp.,
                            Sr. Sub Note,
                            8.75%, 8/15/07 .......................     1,750,000
  B-            1,000     Venetian Casino Resort LLC,
                            Mtg. Note,
                            12.25%, 11/15/04 .....................       980,000
                                                                     -----------
                                                                       2,730,000
                                                                     -----------
                          INDUSTRIAL EQUIPMENT-9.1%
  B-            1,500     Muzak LP, Sr. Sub. Note,
                            9.88%, 3/15/09 .......................     1,410,000
  B             3,000     National Equipment Services, Inc.,
                            Sr. Sub. Note, Ser.
                            C, 10.00%, 11/30/04 ..................     2,700,000
  B-            1,000     Precision Partners, Inc.**,
                            Sr. Sub. Note,
                            12.00%, 3/15/09 ......................       650,000
  B-              500     Verio Inc.**, Sr. Note,
                            10.63%, 11/15/09 .....................       485,000
  BB+           1,000     Veritas DGC Inc.,
                            Sr. Note, Ser. C, 9.75%, 10/15/03 ....     1,000,000
  B             1,000     WEC Co., Inc., Sr. Note,
                            12.00%, 7/15/09 ......................       880,000
                                                                     -----------
                                                                       7,125,000
                                                                     -----------
                          LEISURE-5.2%
  B             3,000     Alliance Atlantis Commerce Inc.,
                            Sr. Sub. Note,
                            13.00%, 12/15/09 .....................     3,000,000
  B-            2,000     AMC Entertainment Inc., Sr. Sub. Note,
                            9.50%, 3/15/09 .......................     1,100,000
                                                                     -----------
                                                                       4,100,000
                                                                     -----------
                          NONFERROUS METALS & MINERALS-5.9%
  BB-          $2,000     Golden Northwest Aluminum Inc.,
                            1st Mtg. Note, 12.00%, 12/15/06 ......   $ 2,085,000
  B             2,000     Republic Technologies International,
                            Sr. Sec. Note,
                            13.75%, 7/15/09 ......................       500,000
  B+            2,250     Wheeling Pittsburgh Corp., Sr. Note,
                            9.25%, 11/15/07 ......................     2,047,500
                                                                     -----------
                                                                       4,632,500
                                                                     -----------
                          OIL & GAS-8.5%
  B               700     Chesapeake Energy Corp., Sr. Note,
                            9.13%, 4/15/06 .......................       637,000
  BB-           2,000     Pogo Producing Co., Sr. Sub. Note,
                            10.38%, 2/15/09 ......................     2,040,000
  Ba3           3,000     R&B Falcon Corp., Sr. Note,
                            12.25%, 3/15/06 ......................     3,270,000
  B2              775     Swift Energy Co., Sr. Sub. Note,
                            10.25%, 8/1/09 .......................       755,625
                                                                     -----------
                                                                       6,702,625
                                                                     -----------
                          RETAILERS-4.4%
  B-            4,000     Hollywood Entertainment Corp.,
                            Sr. Sub. Note, Ser. B,
                            10.63%, 8/15/04 ......................     3,500,000
                                                                     -----------

                          TELECOMMUNICATION-24.1%
  B             1,000     Flag Telecom Holdings Ltd.**,
                            Sr. Note, 11.63%, 3/30/10 ............       930,000
  B             3,500     IPC Information Systems Inc., Sr. Note,
                            (10.875% commencing 11/1/03),
                            Zero Coupon, 5/1/08 ..................     3,132,500
  B-            3,000     MGC Communications Inc.**, Sr.
                            Note,
                            13.00%, 4/1/10 .......................     2,872,500
  B             1,500     Nextel Communications, Inc.,
                            Sr. Note, 9.38%, 11/15/09 ............     1,428,750
  B3            3,250     Nextel Partners Inc.**, Sr. Notes,
                            (14.80% commencing 2/1/04),
                            Zero Coupon, 2/1/09 ..................     2,161,250
  B3            1,000       11.00%, 3/15/10 ......................       982,500
  B             2,000     Nextlink Communications, Sr. Note,
                            12.50%, 4/15/06 ......................     2,080,000
  NR            3,000     Northeast Optic, Sr. Note,
                            12.75%, 8/15/08 ......................     2,820,000
  CCC           3,000     Teligent, Inc., Sr. Note,
                            11.50%, 12/1/07 ......................     2,580,000
                                                                     -----------
                                                                      18,987,500
                                                                     -----------
                          UTILITIES-2.4%
  BB-           2,000     Atlantic Methanol Capital Co.**,
                            Sr. Sec. Note,
                            10.88%, 12/15/04 .....................     1,920,000
                                                                     -----------
                          Total Corporate Bonds-138.0%
                            (cost $120,486,056)...................   108,589,176
                                                                     -----------
                          SENIOR BANK LOANS-2.6%
                          HEALTH CARE-2.6%
  B3            2,000     Oxford Health Plans, Inc.,
                            9.65%, 5/13/03
                            (cost $2,007,478) ....................     2,002,500
                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
             SHARES                                                   VALUE
  RATING*     (000)                 DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------
                     PREFERRED STOCK-2.9%
                     TELECOMMUNICATION-2.9%
B-          1,265    Adelphia Business Solutions**,
                       Ser. B, 12.88%, 10/15/07, PIK ..........   $ 1,072,204
CCC+        1,267    Nextel Communications, Inc.**,
                       Ser. E, 11.13%, 2/15/10, PIK ...........     1,217,280
                                                                  -----------
                     Total Preferred Stock-2.9%
                       (cost $2,215,094).......................     2,289,484
                                                                  -----------
                     WARRANTS+
                2    Republic Technologies International
                       Inc.**, Expires 7/15/09 ................            20
                1    Worldwide Flight Services Inc.**,
                       Expires 8/15/07 ........................         1,000
                                                                  -----------
                     Total Warrants (cost $218,100)............         1,020
                                                                  -----------
                     TOTAL INVESTMENTS-143.5%
                       (cost $124,926,728).....................   112,882,180
                     Liabilities in excess of other
                       assets-(43.5)% .........................   (34,209,579)
                                                                  -----------
                     Net Assets-100% ..........................   $78,672,601
                                                                  ===========

---------------------
 *Using the higher of Standard & Poor's, Moody's or Fitch's rating.
**Security  is exempt from registration under Rule 144A of the Securities Act of
  1933.   These   securities   may   be   resold  in  transactions  exempt  from
  registration to qualified institutional buyers.
 +Non-income producing securities
++Issuer is technically in default; non-income producing security


------------------------------------------------------
                 KEY TO ABBREVIATIONS:
                 PIK - Payment In Kind
------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
----------------------------------------------------------------

ASSETS
Investments, at value (cost $124,926,728)
  (Note 1) .......................................  $112,882,180
Cash .............................................        58,627
Receivable for investments sold ..................     3,659,299
Interest receivable ..............................     2,926,715
Other assets .....................................        71,837
                                                    ------------
                                                     119,598,658
                                                    ------------
LIABILITIES
Loan payable (Note 4) ............................    39,000,000
Reverse repurchase agreements (Note 4) ...........       990,000
Payable for investments purchased ................       523,958
Interest payable .................................       210,275
Investment advisory fee payable (Note 2) .........       109,537
Administration fee payable (Note 2) ..............        10,432
Other accrued expenses ...........................        81,855
                                                    ------------
                                                      40,926,057
                                                    ------------
NET ASSETS .......................................  $ 78,672,601
                                                    ============
Net assets were comprised of:
  Common stock, at par (Note 5) ..................  $      6,307
  Paid-in capital in excess of par ...............    94,467,560
                                                    ------------
                                                      94,473,867
 Undistributed net investment income .............       871,805
 Accumulated net realized loss ...................    (4,628,523)
 Net unrealized depreciation .....................   (12,044,548)
                                                    ------------
Net assets, April 30, 2000 .......................  $ 78,672,601
                                                    ============
NET ASSET VALUE PER SHARE:
 ($78,672,601 [division sign] 6,306,667 shares of
 common stock issued and outstanding) ............        $12.47
                                                          ======


----------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
----------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization of
  $42,457 and interest expense of $1,300,765) .........   $ 5,886,164
  Dividends ...........................................       132,921
                                                          -----------
                                                            6,019,085
                                                          -----------


Expenses
  Investment advisory .................................       658,779
  Administration ......................................        62,741
  Reports to shareholders .............................        25,000
  Custodian ...........................................        22,000
  Independent accountants .............................        11,000
  Legal ...............................................        10,000
  Directors ...........................................         8,000
  Transfer agent ......................................         5,000
  Miscellaneous .......................................        19,713
                                                          -----------
 Total operating expenses .............................       822,233
                                                          -----------
Net investment income .................................     5,196,852
                                                          -----------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments ......................      (936,847)
Net change in unrealized depreciation on
  investments .........................................    (6,154,820)
                                                          -----------
Net loss on investments ...............................    (7,091,667)
                                                          -----------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS .............................   $(1,894,815)
                                                          ===========



See Notes to Financial Statements.
                                       7

------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED
APRIL 30, 2000 (UNAUDITED)
------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations .....   $(1,894,815)
                                                             -----------
Decrease in investments ..................................     4,170,213
Net realized loss ........................................       936,847
Increase in unrealized depreciation ......................     6,154,820
Increase in interest receivable ..........................      (206,936)
Increase in receivable for investments sold ..............    (3,659,299)
Increase in payable for investments purchased ............       523,958
Decrease in interest payable .............................        (5,671)
Decrease in other assets .................................       315,353
Decrease in accrued expenses and other liabilities .......      (181,093)
                                                             -----------
  Total adjustments ......................................     8,048,192
                                                             -----------
Net cash flows provided by operating activities ..........   $ 6,153,377
                                                             ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ..........   $ 6,153,377
                                                             -----------
Cash flows used for financing activities:
  Decrease in loans ......................................    (2,000,000)
  Increase in reverse repurchase agreements ..............       990,000
  Cash dividends paid ....................................    (5,084,750)
                                                             -----------
Net cash flows used for financing activities .............    (6,094,750)
                                                             -----------
  Net increase in cash ...................................        58,627
  Cash at beginning of period ............................             -
                                                             -----------
  Cash at end of period ..................................   $    58,627
                                                             ===========


------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENTS OF CHANGES
IN NET ASSETS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
------------------------------------------------------------------------

                                                        FOR THE PERIOD
                                                         DECEMBER 23,
                                                            1998*
                                     SIX MONTHS ENDED      THROUGH
                                         APRIL 30,       OCTOBER 31,
                                           2000              1999
                                    ------------------ ---------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ...........    $  5,196,852     $  8,140,475
  Net realized loss ...............        (936,847)      (3,691,676)
  Net change in unrealized
   depreciation ...................      (6,154,820)      (5,889,728)
                                       ------------     ------------
  Net decrease in
   net assets resulting from
   operations .....................      (1,894,815)      (1,440,929)
Dividends from
  net investment income ...........      (5,084,750)      (7,380,771)
Net proceeds from public offering
  of Trust shares .................               -       94,373,866
                                       ------------     ------------
Total increase (decrease) .........      (6,979,565)      85,552,166
                                       ------------     ------------
NET ASSETS
Beginning of period ...............      85,652,166          100,000
                                       ------------     ------------
End of period (including
  undistributed net investment
  income of $871,805 and
  $759,204, respectively)..........    $ 78,672,601     $ 85,652,166
                                       ============     ============

--------------------
*Commencement of investment operations (Note 1).


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                              FOR THE PERIOD
                                                                                                            DECEMBER 23, 1998**
                                                                                      SIX MONTHS ENDED            THROUGH
                                                                                          APRIL 30,             OCTOBER 31,
                                                                                            2000                   1999
                                                                                   ---------------------- ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............................................     $    13.58             $    15.00
                                                                                       ----------             ----------
 Net investment income (net of interest expense of $0.21 and $0.26, respectively)             .82                   1.29
 Net realized and unrealized loss on investments .................................         ( 1.12)                ( 1.52)
                                                                                       ----------             ----------
Net decrease from investment operations ..........................................         ( 0.30)                ( 0.23)
                                                                                       ----------             ----------
Dividends from net investment income .............................................         ( 0.81)                ( 1.17)
                                                                                       ----------             ----------
Capital charge with respect to issuance of shares ................................              -                 (  .02)
                                                                                       ----------             ----------
Net asset value, end of period* ..................................................     $    12.47             $    13.58
                                                                                       ==========             ==========
Per share market value, end of period* ...........................................     $    12.25             $    12.50
                                                                                       ==========             ==========
TOTAL INVESTMENT RETURN+  ........................................................         ( 4.59)%               ( 9.68)%
                                                                                       ==========             ==========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...............................................................           2.00%+++               1.98%+++
Operating expenses and interest expense ..........................................           5.17%+++               4.08%+++
Net investment income ............................................................          12.64%+++              10.34%+++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ................................................     $   82,652             $   92,116
Portfolio turnover ...............................................................             49%                   121%
Net assets, end of period (in thousands) .........................................     $   78,673             $   85,652
Borrowings outstanding, end of period (in thousands) .............................     $   39,990             $   41,000
Asset coverage++ ....  ...........................................................     $    2,973             $    3,094

----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
 ** Commencement of investment operations (Note 1).
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods less than one full year is not annualized.
 ++ Per $1,000 of borrowings outstanding.
+++ Annualized.


The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock High Yield Trust (the "Trust"), was organized on August 10, 1998 as a Delaware business trust, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until December 15, 1998 when it sold 6,667 shares of common stock for $100,000 to BlackRock Financial Management, Inc. Investment operations commenced on December 23, 1998. The investment objective of the Trust is to generate high current income with a secondary objective of capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values debt securities and service bank loans on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

SECURITIES  TRANSACTIONS  AND  INVESTMENT  INCOME: Securities  transactions  are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

      Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

      The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.


NOTE  2.  AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM") (collectively with the Advisor, the "Administrators"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 1.05% of the Trust's managed assets. The administration fee paid to Administrator is also computed weekly and payable monthly at an annual rate of 0.05% of the Trust's managed assets, or net assets plus leverage.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pay occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the six months ended April 30, 2000 aggregated $58,710,663 and $63,384,713, respectively.

      The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 2000, the Trust held 30% of its portfolio assets in securities restricted as to resale.

      The federal income tax basis of the Trust's investments at April 30, 2000 was $124,951,947, and, accordingly, net unrealized depreciation for federal income tax purposes was $12,069,767 (gross unrealized appreciation--$1,238,808; gross unrealized depreciation--$13,308,575).


NOTE  4.  BORROWINGS

LOAN PAYABLE: The Trust has a $47 million dollar committed credit facility (the "facility"). Under the terms of the facility, the fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the fund has pledged its portfolio assets as collateral for the borrowing.

      For the six months ended April 30, 2000, the Fund borrowed a daily weighted average balance of $40,109,890 at a weighted average interest rate at 6.46%. The maximum amount of borrowing outstanding at any month end during the period was $41,000,000 as of November 30, 1999 which was 34% of total assets.

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

      The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 2000 was approximately $132,692 at a weighted average interest rate of 6.80%. The maximum amount of reverse repurchase agreements outstanding at any month end during the period was $990,000 as of April 30, 2000, which was 0.83% of total assets.


NOTE  5. CAPITAL

There are an unlimited amount of $.01 par value common stock authorized. Of the 6,306,667 shares outstanding at April 30, 2000, the Advisor owned 6,952 shares. During the period ended April 30, 2000 the Trust issued 5,800,000 shares in connection with it's initial public offering and 500,000 shares in connection with the exercise of the underwriters over allotment option. Offering costs of $126,133 incurred in connection with the public offering of common stock have been charged to paid-in capital in excess of par. Prudential Securities Inc., an affiliate of PIFM, advised the Trust that it received approximately $621,000 in underwriting fees.


NOTE  6.  DIVIDENDS

Subsequent to April 30, 2000, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.134375 per share payable May 26, 2000 to shareholders of record on May 12, 2000.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.
     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.
     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.
     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.
     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:


   (1)   To elect two Directors as follows:
         DIRECTOR                                 CLASS     TERM      EXPIRING
         --------                                 -----     ----      --------
         Richard E. Cavanagh .................      I     3 years       2003
         James Clayburn La Force, Jr. ........      I     3 years       2003

         Directorswhose  term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

   (2) To ratify the selection of Deloit & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 2000.

   Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                           VOTES FOR  VOTES AGAINST  ABSTENTIONS
                                           ---------  -------------  -----------
   Richard E. Cavanagh                     5,857,559         -         101,280
   James Clayburn La Force, Jr.            5,856,436         -         102,403
   Ratification of Deloitte & Touche LLP   5,850,654       38,705       69,480

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock High Yield Trust's primary investment objective is to provide high current income with a secondary objective of capital appreciation. To this end, the Trust will be invested primarily in a diversified portfolio of high yield bonds and other income securities.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. ("BlackRock") is an SEC-registered investment advisor. As of March 31, 2000, the Advisors and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock managed twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal market conditions, the Trust will invest at least 80% of its assets in high yield securities. High yield securities are generally income securities which, if rated, are rated lower than Baa by Moody's Investors Service (or "Moody's") , lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. These securities may include corporate bonds, zero coupon bonds, bank loans, mezzanine investments, collateralized bond obligations, mortgage-related, asset-backed securities and foreign securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

In pursuing the Trust's investment objective by investing in high yield securities, the Advisor will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Advisor will also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Advisor will apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following: creating a diversified portfolio of securities within various sectors of the high yield market; performing individual, company-by-company credit research to seek the selection of securities which the Advisor believes will be able to meet its debt obligations; performing sector analysis to determine the sectors which the Advisor expects to have stable or improving credit quality in the future; and utilizing the expertise and experience of the management team to make investment decisions.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the utilization of its committed credit facility. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the investment objective of the Trust is to provide high current income, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, an investor could lose money on an investment in Shares of the Trust, both in the short-term and the long-term. An investor should consider some risks including, but not limited to, credit risk.

CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

LEVERAGE. The Trust utilizes leverage through its committed credit facility, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BHY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 35% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:             Investment  vehicle which initially  offers a fixed
                             number of shares  and  trades on a stock  exchange.
                             The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COMMERCIAL MORTGAGE          Mortgage-backed  securities  secured  or  backed by
BACKED SECURITIES (CMBS):    mortgage loans on commercial properties.

DISCOUNT:                    When a fund's net asset  value is greater  than its
                             stock price the fund is said to be trading at a discount.

DIVIDEND:                    Income  generated by  securities in a portfolio and
                             distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:       Shareholders may elect to have all distributions of
                             dividends   and   capital    gains    automatically
                             reinvested into additional shares of the Trust.

GOVERNMENT SECURITIES:       Securities   issued  or   guaranteed  by  the  U.S.
                             government,    or   one   of   its    agencies   or
                             instrumentalities, such as GNMA, FNMA and FHLMC .

MARKET PRICE:                Price  per  share  of a  security  trading  in  the
                             secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):       Net asset  value is the total  market  value of all
                             securities and other assets held by the Trust, plus
                             income  accrued  on  its  investments,   minus  any
                             liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                             Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                             STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                           BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK      MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                              ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A
The BlackRock High Yield Trust                                    BHY         N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BTM        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS         N/A
The BlackRock Strategic Municipal Trust                                 BSD         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                           AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------
     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.















                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

------------------
    BlackRock
------------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Dennis Schaney, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

  The accompanying financial statements as of April 30, 2000 were not audited and, accordingly, no opinion is expressed on them.
  This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK HIGH YIELD TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                                100 Mulberry St.
                             Newark, NJ 07102-4077
                                (800) 227-7BFM


[RECYCLE LOGO] Printed on recycled paper                             092472-10-6

THE Blackrock
HIGH YIELD
TRUST
=======================
Semi-Annual Report
April 30, 2000